Exhibit (m)(3): Calculations of Illustrations for VUL IV/VUL IV - ES NY 2008 Revisions

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 222% x $12,810.12
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $10,464.82
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   774.51
- Mortality & Expense Charge****     $   120.80
+ Hypothetical Rate of Return*****   $  (136.90)
                                     -----------
=                                    $   12,810  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----    ------
1        $ 64.46
2        $ 64.48
3        $ 64.49
4        $ 64.51
5        $ 64.52
6        $ 64.54
7        $ 64.55
8        $ 64.56
9        $ 64.58

Month     COI
-----    ------
10       $ 64.59
11       $ 64.61
12       $ 64.62
Total    $774.51

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1        $ (11.82)
2        $ (11.74)
3        $ (11.67)
4        $ (11.59)
5        $ (11.52)
6        $ (11.44)
7        $ (11.37)
8        $ (11.30)
9        $ (11.22)
10       $ (11.15)
11       $ (11.08)
12       $ (11.00)
Total    $(136.90)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $12,810.12
- Year 5 Surrender Charge     $ 4,168.00
                              ----------
=                             $    8,642 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 222% x $15,473.53
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $12,245.63
+ Annual Premium*                     $ 3,500.00
- Premium Expense Charge**            $   122.50
- Monthly Deduction***                $   770.11
- Mortality & Expense Charge****      $   136.88
+ Hypothetical Rate of Return*****    $   757.39
                                      ----------
=                                     $   15,474 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----    ------
1        $ 64.16
2        $ 64.17
3        $ 64.17
4        $ 64.17
5        $ 64.17
6        $ 64.17
7        $ 64.18
8        $ 64.18
9        $ 64.18
10       $ 64.18
11       $ 64.19
12       $ 64.19
Total    $770.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     ---------
1         $   63.39
2         $   63.34
3         $   63.29
4         $   63.24
5         $   63.19
6         $   63.14
7         $   63.09
8         $   63.04
9         $   62.99
10        $   62.94
11        $   62.89
12        $   62.83
Total     $  757.39

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $15,473.53
- Year 5 Surrender Charge     $ 4,168.00
                              ----------
=                             $   11,306 (rounded to the nearest dollar)


III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 222% x $18,604.96
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $14,256.21
+ Annual Premium*                     $ 3,500.00
- Premium Expense Charge**            $   122.50
- Monthly Deduction***                $   765.05
- Mortality & Expense Charge****      $   155.03
+ Hypothetical Rate of Return*****    $ 1,891.33
                                      ----------
=                                     $   18,605 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----    ------
1        $ 63.83
2        $ 63.81
3        $ 63.80
4        $ 63.79
5        $ 63.78
6        $ 63.76
7        $ 63.75
8        $ 63.73
9        $ 63.72
10       $ 63.71
11       $ 63.69
12       $ 63.68
Total    $765.05

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     ---------
1         $  153.78
2         $  154.46
3         $  155.14
4         $  155.83
5         $  156.52
6         $  157.22
7         $  157.93
8         $  158.64
9         $  159.36
10        $  160.08
11        $  160.81
12        $  161.54
Total     $1,891.33

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $18,604.96
- Year 5 Surrender Charge     $ 4,168.00
                              ----------
=                             $   14,437 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $98,664.42
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 80,249.98
+ Annual Premium*                   $ 25,000.00
- Premium Expense Charge**          $    875.00
- Monthly Deduction***              $  3,745.61
- Mortality & Expense Charge****    $    921.07
+ Hypothetical Rate of Return*****  $ (1,043.88)
                                    ------------
=                                   $    98,664  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     --------
1         $  311.70
2         $  311.78
3         $  311.86
4         $  311.94
5         $  312.02
6         $  312.10
7         $  312.17
8         $  312.25
9         $  312.33
10        $  312.41
11        $  312.49
12        $  312.57
Total     $3,745.61

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    ---------
1         $   (89.24)
2         $   (88.83)
3         $   (88.42)
4         $   (88.01)
5         $   (87.60)
6         $   (87.19)
7         $   (86.78)
8         $   (86.37)
9         $   (85.97)
10        $   (85.56)
11        $   (85.15)
12        $   (84.75)
Total     $(1,043.88)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $98,664.42
- Year 5 Surrender Charge     $20,840.00
                              ----------
=                             $   77,824 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $118,779.25
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $93,643.83
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**            $   875.00
- Monthly Deduction***                $ 3,712.99
- Mortality & Expense Charge****      $ 1,041.93
+ Hypothetical Rate of Return*****    $ 5,765.33
                                      ----------
=                                     $  118,779 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $309.49
2       $309.48
3       $309.46
4       $309.45
5       $309.44
6       $309.42
7       $309.41
8       $309.39
9       $309.38
10      $309.37
11      $309.35
12      $309.34

Month     COI
-----   -------
Total   $3,712.99

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  478.57
2       $  478.91
3       $  479.25
4       $  479.58
5       $  479.92
6       $  480.27
7       $  480.61
8       $  480.95
9       $  481.30
10      $  481.64
11      $  481.99
12      $  482.34
Total   $5,765.33

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $118,779.25
- Year 5 Surrender Charge     $ 20,840.00
                              -----------
=                             $    97,939 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $142,391.46
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4      $108,746.42
+ Annual Premium*                      $ 25,000.00
- Premium Expense Charge**             $    875.00
- Monthly Deduction***                 $  3,675.51
- Mortality & Expense Charge****       $  1,178.17
+ Hypothetical Rate of Return*****     $ 14,373.72
                                       -----------
=                                      $   142,391  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month            COI
-----          -------
1              $307.00
2              $306.87
3              $306.75
4              $306.62
5              $306.49
6              $306.36
7              $306.23
8              $306.10
9              $305.97
10             $305.84
11             $305.70
12             $305.57
Total        $3,675.51

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month         Interest
-----         ---------
1             $ 1,160.29
2             $ 1,166.93
3             $ 1,173.62
4             $ 1,180.36
5             $ 1,187.17
6             $ 1,194.02
7             $ 1,200.94
8             $ 1,207.91
9             $ 1,214.94
10            $ 1,222.02
11            $ 1,229.16
12            $ 1,236.37
Total         $14,373.72

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $142,391.46
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $   121,551    (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit  =  Greater of Specified Amount or Percentage of Cash Value
                      =  $400,000 or 222% x $12,110.00
                      =  $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $9,913.17
+ Annual Premium*                       $3,500.00
- Premium Expense Charge**              $  122.50
- Monthly Deduction***                  $  935.24
- Mortality & Expense Charge****        $  115.05
+ Hypothetical Rate of Return*****      $ (130.38)
                                        ---------
=                                       $  12,110  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month            COI
-----          -------
 1             $ 70.34
 2             $ 70.36
 3             $ 70.37
 4             $ 70.39
 5             $ 70.41
 6             $ 70.43
 7             $ 70.45
 8             $ 70.46
 9             $ 70.48
 10            $ 70.50
 11            $ 70.52
 12            $ 70.54
 Total         $845.24

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month        Interest
-----        ---------
1            $ (11.33)
2            $ (11.25)
3            $ (11.16)
4            $ (11.08)
5            $ (10.99)
6            $ (10.91)
7            $ (10.82)
8            $ (10.74)
9            $ (10.65)
10           $ (10.57)
11           $ (10.49)
12           $ (10.40)
Total        $(130.38)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $12,110.00
- Year 5 Surrender Charge         $ 4,168.00
                                  ----------
=                                 $    7,942     (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit  =  Greater of Specified Amount or Percentage of Cash Value
                      =  $400,000 or 222% x $14,662.57
                      =  $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $11,624.09
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   122.50
- Monthly Deduction***                  $   930.64
- Mortality & Expense Charge****        $   130.51
+ Hypothetical Rate of Return*****      $   722.13
                                        ----------
=                                       $   14,663  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month           COI
-----          ------
1              $70.03
2              $70.03
3              $70.04
4              $70.04

Month            COI
-----          -------
5              $ 70.05
6              $ 70.05
7              $ 70.06
8              $ 70.06
9              $ 70.07
10             $ 70.07
11             $ 70.08
12             $ 70.08
Total          $840.64


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02% The monthly interest amounts earned for year 5 are:

Month       Interest
-----       ---------
1           $   60.81
2           $   60.69
3           $   60.58
4           $   60.47
5           $   60.35
6           $   60.24
7           $   60.12
8           $   60.01
9           $   59.89
10          $   59.78
11          $   59.66
12          $   59.54
Total       $  722.13

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $14,662.57
- Year 5 Surrender Charge         $ 4,168.00
                                  ----------
=                                 $   10,495     (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit  =  Greater of Specified Amount or Percentage of Cash Value
                      =  $400,000 or 222% x $17,667.03
                      =  $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $13,557.61
+ Annual Premium*                       $ 3,500.00
- Premium Expense Charge**              $   122.50
- Monthly Deduction***                  $   925.35
- Mortality & Expense Charge****        $   147.97
+ Hypothetical Rate of Return*****      $ 1,805.23
                                        ----------
=                                       $   17,667  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month           COI
-----          ------
1              $69.67
2              $69.66
3              $69.65
4              $69.64
5              $69.63
6              $69.62
7              $69.61
8              $69.60
9              $69.58
10             $69.57
11             $69.56
12             $69.55
Total          $835.35

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02% The monthly interest amounts earned for year 5 are:

Month       Interest
-----       ---------
1           $  147.55
2           $  148.06
3           $  148.58
4           $  149.09
5           $  149.62
6           $  150.14
7           $  150.68
8           $  151.21
9           $  151.75
10          $  152.30
11          $  152.85
12          $  153.40
Total       $1,805.23

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $17,667.03
- Year 5 Surrender Charge         $ 4,168.00
                                  ----------
=                                 $   13,499     (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  =  Greater of Specified Amount or Percentage of Cash Value
                      =  $2,000,000 or 222% x $96,625.20
                      =  $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $ 78,666.45
+ Annual Premium*                       $ 25,000.00
- Premium Expense Charge**              $    875.00
- Monthly Deduction***                  $  4,236.82
- Mortality & Expense Charge****        $    904.42
+ Hypothetical Rate of Return*****      ($1,025.01)
                                        -----------
=                                       $    96,625   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month            COI
-----          -------
1              $345.05
2              $345.15
3              $345.24
4              $345.33
5              $345.43
6              $345.52
7              $345.62
8              $345.71
9              $345.80
10             $345.90
11             $345.99
12             $346.08
Total        $4,146.82

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month        Interest
-----        ---------
1            $   (87.85)
2            $   (87.40)
3            $   (86.96)
4            $   (86.52)
5            $   (86.08)
6            $   (85.63)
7            $   (85.19)
8            $   (84.75)
9            $   (84.31)
10           $   (83.87)
11           $   (83.44)
12           $   (83.00)
Total        $(1,025.01)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $96,625.20
- Year 5 Surrender Charge         $20,840.00
                                  ----------
=                                 $   75,785     (rounded to the nearest dollar)




II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  =  Greater of Specified Amount or Percentage of Cash Value
                      =  $2,000,000 or 222% x $116,428.40
                      =  $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $91,864.58
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**            $   875.00
- Monthly Deduction***                $ 4,201.27
- Mortality & Expense Charge****      $ 1,023.55
+ Hypothetical Rate of Return*****    $ 5,663.64
                                      ----------
=                                     $  116,428 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month             COI
-----           -------
1               $342.64
2               $342.64
3               $342.63
4               $342.62
5               $342.62
6               $342.61
7               $342.60
8               $342.60
9               $342.59
10              $342.58
11              $342.58
12              $342.57
Total         $4,111.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:


Month         Interest
-----         ---------
1             $  471.16
2             $  471.30
3             $  471.45
4             $  471.60
5             $  471.74
6             $  471.89
7             $  472.04
8             $  472.19
9             $  472.34
10            $  472.49
11            $  472.64
12            $  472.79
Total         $5,663.64

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $116,428.40
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $    95,588    (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  =  Greater of Specified Amount or Percentage of Cash Value
                      =  $2,000,000 or 222% x $139,684.80
                      =  $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4       $106,751.82
+ Annual Premium*                       $ 25,000.00
- Premium Expense Charge**              $    875.00
- Monthly Deduction***                  $  4,160.42
- Mortality & Expense Charge****        $  1,157.89
+ Hypothetical Rate of Return*****      $ 14,126.29
                                        -----------
=                                       $   139,685 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month            COI
-----          -------
1              $339.93
2              $339.80
3              $339.67
4              $339.54
5              $339.41

Month            COI
-----          -------
6              $  339.27
7              $  339.14
8              $  339.01
9              $  338.87
10             $  338.73
11             $  338.60
12             $  338.46
Total          $4,070.42

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month         Interest
-----         ---------
1             $ 1,142.48
2             $ 1,148.62
3             $ 1,154.81
4             $ 1,161.05
5             $ 1,167.34
6             $ 1,173.69
7             $ 1,180.08
8             $ 1,186.53
9             $ 1,193.04
10            $ 1,199.59
11            $ 1,206.20
12            $ 1,212.86
Total         $14,126.29

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $139,684.80
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $   118,845    (rounded to the nearest dollar)